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                                                                   EXHIBIT 10.36


                  NINTH AMENDMENT TO PRE-NEGOTIATION AGREEMENT

THIS NINTH AMENDMENT TO PRE-NEGOTIATION AGREEMENT dated as of April 4, 2003 (this "Ninth Amendment"), by and among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ") (Akorn and Akorn NJ being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender");

                                   WITNESSETH:

                  WHEREAS, the parties heretofore entered into the Pre-Negotiation Agreement dated as of September 20, 2002, as amended by the First Amendment dated as of October 18, 2002, the Second Amendment dated as of November 26, 2002, the Third Amendment dated as of December 30, 2002, the Fourth Amendment dated as of January 16, 2003, the Fifth Amendment dated as of January 31, 2003, the Sixth Amendment, dated as of February 14, 2003, the Seventh Amendment dated as of February 28, 2003, and the Eighth Amendment dated as of March 14, 2003 (the "Prior Agreement"); and

                  WHEREAS, the Borrowers have requested an amendment to Section
4.1 of the Prior Agreement;

                  WHEREAS, the Lender has agreed to the Borrowers' request, but only on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants, agreements and acknowledgments contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  Section 1. Defined Terms. All capitalized terms used and not otherwise defined in this Ninth Amendment shall have the same meanings as in the Prior Agreement.

                  Section 2. Amendments.

                  2.1 Section 4.1 of the Prior Agreement is hereby amended to read as follows:

                  4.1 Forbearance Period. Subject to compliance by each Borrower with each of the terms and conditions of this Agreement, and without waiving the Existing Events, the Lender hereby agrees to forbear from enforcing its rights or remedies pursuant to the Loan Documents and applicable law (including, without limitation, to make a demand for payment as a result of the Payment Default) as a result of the Existing Events from the Agreement Closing Date until the earlier to occur of the following (as the case may be, the "Forbearance Termination Date"):
         (i) May 1, 2003 and (ii) the date on which a Borrowing Condition Failure occurs.


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                  2.2 Article VI (Covenants) of the Prior Agreement is hereby amended by adding a new Section 6.13, immediately following the end of Section 6.12, which new Section 6.13 shall read as follows:

                  6.13 Investment Bank. The Borrowers shall, no later than April 30, 2003, retain an investment bank of recognized national standing (the "Investment Bank") to explore all viable options to maximize value, including but not limited to soliciting offers for investment in, and/or offers to purchase the assets of, any of the Borrowers, pursuant to an agreement (the "Investment Bank Agreement") acceptable to the Lender in its sole discretion setting forth the basis on which the Investment Bank will be retained. Following the execution thereof, the Borrowers shall not amend, modify, supplement or terminate the Investment Bank Agreement.

                  Section 3. Pre-Negotiation Agreement and Documents to Remain In Effect; Confirmation of Obligations; References. Except as expressly modified and amended by this Ninth Amendment, the Prior Agreement shall remain in full force and effect as originally executed and delivered by the parties. In order to induce the Lender to enter into this Ninth Amendment, the Borrowers hereby
(i) confirm and reaffirm all of their obligations under the Documents, as modified and amended as described above and under the Pre-Negotiation Agreement, as modified and amended as described above; (ii) acknowledge and agree that the Lender, by entering into this Ninth Amendment, does not waive any existing or future default or event of default under any of the Documents or the Prior Agreement, or any rights, powers or remedies under any of the Documents or the Pre-Negotiation Agreement; (iii) acknowledge and agree that the Lender has not heretofore waived any Borrowing Condition Failure, or any rights or remedies under any of the Documents or the Prior Agreement; and (iv) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their obligations under the Documents or the Prior Agreement, as amended hereby. All references to the Prior Agreement shall henceforth be deemed to refer to the Prior Agreement as modified by this Ninth Amendment and as hereafter modified by any amendment, modification or supplement thereto.

                  Section 4. Confirmation of Certifications, Representations and Warranties. In order to induce the Lender to enter into this Ninth Amendment the Borrowers hereby certify, represent and warrant to the Lender that, except as otherwise disclosed to the Lender in writing prior to the date hereof, including in the Pre-Negotiation Agreement and in the Exhibits and Schedules attached thereto and/or in documents submitted to the Lender prior to the date hereof (including, but not limited to, any and all financial statements and reports, budgets, statements of cash flow and governmental reports and filings) (collectively referred to herein as "Disclosures"), all certifications, representations and warranties contained in the Documents and in the Pre-Negotiation Agreement and in all certificates heretofore delivered to the Lender are true and correct as of the date hereof in all material respects, and, subject to such Disclosures, all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Ninth Amendment.

                  Section 5. RELEASE. EACH BORROWER ON BEHALF OF ITSELF AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS,



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REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS, HEREBY JOINTLY AND SEVERALLY
RELEASES, WAIVES AND FOREVER DISCHARGES EACH OF THE LENDER AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS, COUNTERCLAIMS AND/OR LIABILITIES, CROSS
CLAIMS, DEFENSES THAT ARE KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE BORROWERS PURSUANT TO THE LOAN DOCUMENTS AND/OR THE PRIOR AGREEMENT PRIOR TO THE EFFECTIVENESS HEREOF.

                  Section 6. Entire Agreement. This Ninth Amendment sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Ninth Amendment, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Ninth Amendment other than as are herein set forth.

                  Section 7. Successors. This Ninth Amendment shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

                  Section 8. Severability. In the event any provision of this Ninth Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section 9. Amendments, Changes and Modifications. This Ninth Amendment may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto:

                  Section 10. Construction.

                  (a) The words "hereof," "herein," and "hereunder," and other words of a similar import refer to this Ninth Amendment as a whole and not to the individual Sections in which such terms are used.

                  (b) References to Sections and other subdivisions of this Ninth Amendment are to the designated Sections and other subdivisions of this Ninth Amendment as originally executed.

                  (c) The headings of this Ninth Amendment are for convenience only and shall not define or limit the provisions hereof.



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                  (d) Where the context so requires, words used in singular
shall include the plural and vice versa, and words of one gender shall include all other genders.

                  (e) Each party to this Ninth Amendment and legal counsel for each party have participated in the drafting of this Ninth Amendment, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Ninth Amendment.

                  Section 11. Execution of Counterparts. This Ninth Amendment may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  Section 12. Governing Law. This Ninth Amendment shall be governed by and be construed and enforced in accordance with the laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Ninth
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


Address for Notices:                         AKORN, INC.

2500 Millbrook Drive
Buffalo Grove, IL  60089

Attention: Chief Financial Officer           By
Telecopier No.: (847) 279-6191                 ---------------------------------
Telephone No.: (847) 279-6100                  Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                             AKORN (NEW JERSEY), INC.


                                             By
                                                --------------------------------
50 South LaSalle Street                         Name:
Chicago, Illinois  60675                              --------------------------
Attention:  Olga Georgiev                       Title:
Telecopier No.: (312) 630-6105                         -------------------------
Telephone No.: (312) 444-2438
                                             THE NORTHERN TRUST COMPANY
With a copy to

White & Case LLP
200 S. Biscayne Blvd., Suite 4900            By
Miami, FL  33131                                --------------------------------
Attention: John K. Cunningham, Esq.             Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------


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